CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

								Exhibit 10.5
		     1997 Worldwide Employee Bonus Plan

Plan Purpose
At Shiva, we work hard to provide our customers with high quality products
and services each and every day.   As a growing company, we can see the
tangible results of this dedication and loyalty. We know these results depend on you. We are committed to sharing the company's financial success with our employees. In the true spirit of a bonus, this plan is designed to payout only after Shiva has achieved its goals. If the company comes within **% its plan, we will all share in the rewards of a job well done This year's plan has been revised to take into account our business goals for 1997.

It is our hope that the 1997 Employee Bonus Plan will continue to motivate all plan participants to strive for company prosperity. By working together, we can all share financially in the company's growth.

Our 1997 Goal
There are numerous ways to measure the success of a company, our investors consider growth in our operating income to be a key measure of our performance. And operating income is a measurement that we can all influence through revenue generation and/or expense control. Therefore, the bonus pool will be driven by this measure. If our 1997 operating income does not meet or exceed [*********************], no bonuses will be paid.

If our 1997 operating income equals or is greater than [************], 100% of the bonus pool will be available for bonuses. This is an aggressive, but reachable objective.

If we exceed our plan by *%, an additional pool will be made available for bonuses. These bonuses will be awarded at management's discretion.

Eligibility
You are eligible for the Employee Bonus Plan if you are a full-time Shiva employee, hired before or within 1997 and not participating in Sales Commission Plans or eligible for quarterly bonuses (unless compensation plan specifically states otherwise). Your bonus will be pro-rated based upon your full months of consecutive employment through the year end. Employees who have salary and/or level changes in 1997 will receive a pro-rated bonus based on the number of months at each salary level.

Your Bonus Opportunity
Your bonus will be based on a fixed percentage of your base salary. This percentage is determined by your salary level. (Your direct manager can tell you the specific bonus potential for your salary level.)

Grade                         Target Bonus
I-V                               **%
VI-VIII                           **%
IX                                **%
X                                 **%
Exec.                             **%  (or per compensation plan)
Sr. V.P.                          **%  (or per compensation plan)
CEO                               **%

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

There are two parts to your bonus. Your potential bonus is based on our achievement of the operating income goal and your individual performance as determined at year-end. This award will be made at management's discretion and is intended to recognize and reward employees for their overall contribution to the company throughout the year.

If Shiva achieves [*****************] or more, a special bonus pool will be established. As mentioned, this pool will be available to provide additional bonuses to those employees who have made significant contributions to our success.

The Bonus Pool
The bonus pool will depend on our operating income. If our operating income meets or exceeds [************], bonuses will be paid according to the following table:

       Operating Income                   Bonus Award Percentage
       Below [************]               *************
       [************] to [*************]  ***% to ***%
       [************] to [*************]  ***%
       [************] and above           *********************

The actual amount you receive will be based on the bonus potential for your position. So, for example, if the company's operating income is exactly [**********] and your performance meets your manager's expectations, you could receive 100% of your bonus.

The Additional Bonus Pool Trigger - ***%

       Operating income                   Additional Pool
	   ***-***%                             **%
	   ***-***%                             **%
	   ***-***%                             **%
	   above ***%                     *******************

Example

A person earns $50,000 and is eligible for a **% bonus or $*******. Shiva meets our operating income target (100%).

     Company Operating Income (objective)
	  The employee automatically is eligible to receive $****** (100% of the bonus amount)

Employee Performance (subjective)
	  The manager determines what percentage of the $******* the employee will receive based on the individual performance based upon the following guidelines:

If person "exceeds expectations"                **%-***%
    "fully meets expectations"                  **%-***%
    "meets most expectation"                    **%-***%
    "meets some expectations"                   **%-***%
    "does not meet expectations"                ***********

   A forced curve will be used. No more than **% of eligible employees may receive ***%.

Bonus Payments
Bonuses will be paid as soon as possible following completion of the annual audit and release of earings. Bonuses will be paid by check and applicable taxes will be deducted from your payment.

If You Leave Shiva
You must be on the payroll the day that bonuses are distributed to be eligible for a bonus. If you are on an approved leave, your bonus will be pro-rated, based on your continuous full months of employment during the year.

No Guarantees
The Employee Bonus Plan will be updated each year. The plan does not guarantee that you will be offered a bonus and does not guarantee your continued employment with the company. The program is based on company and individual performance and management reserves the exclusive right to modify or terminate the plan at its discretion at any time.

In Summary
At Shiva, we want to recognize everyone's contributions in helping to make the company successful. We believe that the Employee Bonus Plan will assist us in ensuring that individual employees can be recognized for their achievements. We look forward to us all sharing in our company's success.